UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 4, 2017)

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2017, at the 2017 Annual General Meeting of Shareholders of AXIS Capital Holdings Limited (the “Company”), the Company’s stockholders approved the Company’s 2017 Long-Term Equity Compensation Plan (the “2017 LTEP”). The 2017 LTEP provides for an initial share reserve of 3,400,000 shares of the Company’s common stock.

A description of the material terms of the 2017 LTEP was included in the section entitled “Proposal 5. Approval of our New 2017 Long-Term Equity Compensation Plan” on pages 55-62 of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 29, 2017, and is incorporated by reference herein. The description of the material terms of the 2017 LTEP is not intended to be complete and is qualified in its entirety by the full text of the 2017 LTEP, a copy of which is attached as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

As discussed in Item 5.02 above, the Company held its Annual General Meeting of Shareholders on May 4, 2017. Shareholders were asked to vote with respect to five proposals. Set forth below is a brief description of each proposal voted upon at the annual meeting and the results of voting on each proposal.

Proposal No. 1—The election of the Class II Directors named below to serve until the 2020 Annual General Meeting of Shareholders. There was no solicitation in opposition to any of the nominees listed in the proxy statement and all of the nominees were elected.

Director Name	For	Withheld	Broker Non-Votes
Robert L. Friedman	72,042,085	1,281,797	5,745,325
Cheryl-Ann Lister	72,151,585	1,172,297	5,745,325
Thomas C. Ramey	72,962,333	361,549	5,745,325
Wilhelm Zeller	73,069,524	254,358	5,745,325

Proposal No. 2—The shareholders approved, in a non-binding vote, the compensation paid to our named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
71,307,380	1,983,444	33,058	5,745,325

Proposal No. 3—The shareholders approved, in a non-binding vote, that a shareholder vote to approve the compensation of our named executive officers should occur annually as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
63,607,978	279,795	9,405,508	30,601	5,745,325

Proposal No. 4—The shareholders approved the appointment of Deloitte Ltd., Hamilton, Bermuda, to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm as set forth below.

For	Against	Abstain	Broker Non-Votes
78,430,366	608,299	30,542	—

Proposal No. 5—The shareholders adopted the 2017 LTEP as set forth below.

For	Against	Abstain	Broker Non-Votes
69,859,701	3,438,444	25,737	5,745,325

Based upon the results in Proposal No. 2 above, and consistent with the recommendation of the Board of Directors, the Board has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	AXIS Capital Holdings Limited 2017 Long-Term Equity Compensation Plan.

99.1	The section entitled “Proposal 5. Approval of our New 2017 Long-Term Equity Compensation Plan” appearing on pages 55-62 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2017 is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2017	AXIS CAPITAL HOLDINGS LIMITED

	By:	/s/ Conrad D. Brooks
Conrad D. Brooks General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	AXIS Capital Holdings Limited 2017 Long-Term Equity Compensation Plan.

99.1	The section entitled “Proposal 5. Approval of our New 2017 Long-Term Equity Compensation Plan” appearing on pages 55-62 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2017 is incorporated by reference herein.